Union Carbide Corporation and Subsidiaries	EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ignacio Molina, Vice President, Treasurer and Chief Financial Officer of Union Carbide Corporation (the “Corporation”), certify that:

1.
the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ IGNACIO MOLINA
Ignacio Molina
Vice President, Treasurer and Chief Financial Officer
February 7, 2020

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